Exhibit 23.2


                           Consent of Ernst & Young LLP
                               Independent Auditors


We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the 2002 Stock Incentive Plan, of our report dated February 5, 2003, with respect to the consolidated financial statements of Independence Community Bank Corp. included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.


                                        /s/Ernst & Young LLP

New York, New York
June 17, 2003

























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